[This Document has been Translated from Chinese to English]

Supplemental Contract to the Entrustment Loan Contract

Contract Number: Jian Shan Ying Wei Dai (2011) No. 003

Type of Loan: Unit Entrusted Loan

Debtor (Party A): Tsining Housing Development Co., Ltd.

Address: No. 9 Baqiao South Rd, Baqiao District, Xi’an

Legal Representative (Person-in-Charge): Pingji LU

Postcode: 710054

Principal Creditor (Party B): Tianjin Cube Xinren Equity Investment Fund Partnership Enterprise (LLP)

Address: Rm J316, 3/F, Building No.6, No. 52 Xincheng Xi Rd, Tianjin Development District, Tianjin

Tel: 13911050265

Fax: +85225258003

Legal Representative (Person-in-Charge): Ruifeng DAI

Postcode: 300475

Agent (Party C): China Construction Bank Corporation Shaanxi Province Branch

Address: No. 38 South Guangji St, Xi’an

Tel: 029-87606682

Fax: 029-87606694

Person-in-Charge: Naimi MOU

Postcode: 710002

WHEREAS:

(1)	Party B entrusted Party C to provide a loan to Party A. The three parties executed the Entrustment Loan Contract numbered Jian Shan Ying Wei Dai (2011) No. 003 (the “Entrustment Loan”);
(2)	Pursuant to the contract aforesaid, Party B entrusted Party C to provide Party A with a loan of RMB Fifty-Three Million Four Hundred and Thirty-Two Thousand Two Hundred and Eighty-Two Yuan and One Cent (￥53,432,282.01), the term of which is twelve (12) months from January 28th 2011 to January 27th 2012. Principal is entitled to grant Debtor an extension of no more than six (6) months at its own discretion.

With respect to the performance of the Entrustment Loan, Parties reached the supplemental agreement as follows:

Article 1                   Party A increases the collateral to include the following as the security for the Entrustment Loan:

(1)	Two (2) suites of commercial property at “Xinxing Mason” with an aggregate total of 2,053.23 sq. meters at the address No. 88-89 Jianguo Rd., Beilin District, Xi’an, in Party A’s title;
(2)	Twenty-five (25) residential properties at “Junjingyuan Phase I” with an aggregate total of 1,579 sq. meters at the address No. 369 North Jinhua Rd., Xincheng District, Xi’an, in Shaanxi Xinxing Construction Project Co., Ltd’s title;
(3)	Seven (7) factory properties with an aggregate total of 16,351.79 sq. meters at the address No. 66 Huzhu Rd., Beilin District, Xi’an, in Xi’an Tianma Machinery Factory’s title.

(See the Appendix hereto for the detailed list of the aforementioned collateral, collectively referred to below as the “Additional Collateral”)

The security on the mortgage and the pledge provided by Party A or another third party prior to the execution of this supplement shall continue to be valid as the security of the Entrustment Loan.

Article 2                     The Entrustment Loan will expire on January 27th 2012 and Party A applies to extend the term for another six (6) months:

(1)           Party B agrees to extend the Entrustment Loan for another six (6) months so that the date of expiration is extended to July 27th 2012;

(2)           During the extended term period of the Entrustment Loan, the monthly interest rate shall be identical to that in the original Entrustment Loan.

As a condition of Party B extending the term for six (6) months, Debtor shall complete the mortgage registration formalities for the Additional Collateral before January 26th 2012, so that Party C (as Agent of Party B) shall become the mortgagee of first priority to the Additional Collateral; otherwise, Party B shall be entitled to withdraw its agreement to the extension of the Entrustment Loan and shall be entitled to announce the immediate expiration of the Entrustment Loan.

Article 3                      This agreement supplements the Entrustment Loan, and shall have the same binding effect as the Entrustment Loan. Each Party agrees and acknowledges that the relationship of the creditor and debtor formed in this agreement is clear and that the creditor and debtor have no doubt with respect to the content of the payment. In the event the debtor under the contract does not perform its obligation or does not perform its obligation in full, the debtor is voluntarily subject to specific performance enforced by the People’s Court. The Equity Pledge Contract, Mortgage Contract as well as any other related contracts in relation to this Supplemental Contract shall all be enforceable with specific performance.

Article 4                     This agreement has six (6) counterparts. Each counterpart becomes effective after the Legal Representatives (Persons-in-Charge) of Party A and Party B respectively, or their authorized agents sign and affix the company seals thereon (only signature is needed if Party A and Party B are natural persons) and the Person-in-Charge of Party C (or its authorized agent) sign and affix the company seal.

(Remainder of page intentionally left blank)

Party A (Company Seal): Tsining Housing Development Co., Ltd.

Legal Representative (Person-in-Charge) or Authorized Agent:

/s/ Authorized Individual

(Signature)

January 26, 2012

(Date)

Party B (Company Seal): Tianjin Cube Xinren Equity Investment Fund Partnership Enterprise (LLP)

Legal Representative (Person-in-Charge) or Authorized Agent:

/s/ Authorized Individual

(Signature)

January 26, 2012

(Date)

Party C (Company Seal): China Construction Bank Corporation Shaanxi Province Branch

Person-in-Charge or Authorized Agent:

/s/ Authorized Individual

(Signature)

January 26, 2012

(Date)

Appendix: List of the Additional Collateral

No.	Project	Address	Room No.	Floor	Area	Nature of Property	No. of Property Ownership Certificate	Person of Ownership
1	Xinxing Mason	No. 88 Jianguo Rd, Beilin District	9-30201	2	1,277.03	Commercial	112510808Ⅳ-52-9-30201	Tsining Housing Development Co., Ltd.
2	Xinxing Mason	No. 88 Jianguo Rd, Beilin District	9-30711	7	776.20	Commercial	112510808Ⅳ-52-9-30711	Tsining Housing Development Co., Ltd.
Sub-total					2,053.23
3	Xinqingfang	No. 66 Huzhu Rd, Beilin District	26	1	1,915.32	Industrial Factory	N/A	Tianma Machinery Factory
4	Xinqingfang	No. 66 Huzhu Rd, Beilin District	1	4	3,488.32	Industrial Factory	N/A	Tianma Machinery Factory
5	Xinqingfang	No. 66 Huzhu Rd, Beilin District	113	2	1,472.04	Industrial Factory	N/A	Tianma Machinery Factory
6	Xinqingfang	No. 66 Huzhu Rd, Beilin District	6	2	2,406.48	Industrial Factory	N/A	Tianma Machinery Factory
7	Xinqingfang	No. 66 Huzhu Rd, Beilin District	5	2	6,073.45	Industrial Factory	N/A	Tianma Machinery Factory
8	Xinqingfang	No. 66 Huzhu Rd, Beilin District	7	2	996.18	Industrial Factory	N/A	Tianma Machinery Factory
Sub-total					16,351.79
9	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11108	11	123.18	Residential	1150110019-4-12-11108～1	Shaanxi Xinxing Construction Project Co., Ltd
10	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11109	11	56.79	Residential	1150110019-4-12-11109～1	Shaanxi Xinxing Construction Project Co., Ltd
11	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11111	11	56.10	Residential	1150110019-4-12-11111～1	Shaanxi Xinxing Construction Project Co., Ltd
12	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11112	11	56.43	Residential	1150110019-4-12-11112～1	Shaanxi Xinxing Construction Project Co., Ltd
13	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11113	11	56.43	Residential	1150110019-4-12-11113～1	Shaanxi Xinxing Construction Project Co., Ltd
14	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11115	11	55.23	Residential	1150110019-4-12-11115～1	Shaanxi Xinxing Construction Project Co., Ltd

15	Junjingyuan	No. 369 Jinhua North Rd, Xinchengq District	12-11120	11	54.85	Residential	1150110019-4-12-11120～1	Shaanxi Xinxing Construction Project Co., Ltd
16	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11118	11	55.15	Residential	1150110019-4-12-11118～1	Shaanxi Xinxing Construction Project Co., Ltd
17	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11208	12	123.18	Residential	1150110019-4-12-11208～1	Shaanxi Xinxing Construction Project Co., Ltd
18	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11209	12	56.79	Residential	1150110019-4-12-11209～1	Shaanxi Xinxing Construction Project Co., Ltd
19	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11210	12	56.79	Residential	1150110019-4-12-11210～1	Shaanxi Xinxing Construction Project Co., Ltd
20	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11212	12	56.43	Residential	1150110019-4-12-11212～1	Shaanxi Xinxing Construction Project Co., Ltd
21	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11219	12	55.15	Residential	1150110019-4-12-11219～1	Shaanxi Xinxing Construction Project Co., Ltd
22	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11211	12	56.10	Residential	1150110019-4-12-11211～1	Shaanxi Xinxing Construction Project Co., Ltd
23	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11213	12	56.43	Residential	1150110019-4-12-11213～1	Shaanxi Xinxing Construction Project Co., Ltd
24	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11214	12	54.46	Residential	1150110019-4-12-11214～1	Shaanxi Xinxing Construction Project Co., Ltd
25	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11215	12	55.23	Residential	1150110019-4-12-11215～1	Shaanxi Xinxing Construction Project Co., Ltd
26	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11216	12	53.79	Residential	1150110019-4-12-11216～1	Shaanxi Xinxing Construction Project Co., Ltd
27	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11217	12	55.15	Residential	1150110019-4-12-11217～1	Shaanxi Xinxing Construction Project Co., Ltd
28	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11218	12	55.15	Residential	1150110019-4-12-11218～1	Shaanxi Xinxing Construction Project Co., Ltd
29	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11220	12	54.85	Residential	1150110019-4-12-11220～1	Shaanxi Xinxing Construction Project Co., Ltd

30	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11110	11	56.79	Residential	1150110019-4-12-11110～1	Shaanxi Xinxing Construction Project Co., Ltd
31	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11114	11	54.46	Residential	1150110019-4-12-11114～1	Shaanxi Xinxing Construction Project Co., Ltd
32	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11116	11	53.79	Residential	1150110019-4-12-11116～1	Shaanxi Xinxing Construction Project Co., Ltd
33	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11117	11	55.15	Residential	1150110019-4-12-11117～1	Shaanxi Xinxing Construction Project Co., Ltd
34	Junjingyuan	No. 369 Jinhua North Rd, Xincheng District	12-11119	11	55.15	Residential	1150110019-4-12-11119～1	Shaanxi Xinxing Construction Project Co., Ltd
Sub-total					1,579.00
Total					19,984.02